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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                         SUPPLEMENT DATED MAY 20, 2013
                   TO THE PROSPECTUSES DATED APRIL 29, 2013

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses for the Series VA (offered on and after October 7, 2011), Series VA-4 (offered on and after October 7, 2011), Series S (offered on and after October 7, 2011), Series S-L Share Option (offered on and after October 7, 2011), Series L-4 Year (offered on and after April 29, 2013) and Series O variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our").

GUARANTEED WITHDRAWAL BENEFIT

As of May 20, 2013, the Guaranteed Withdrawal Benefit v1 ("GWB v1") will now be available for purchase in the following states: Maryland, New Jersey, Rhode Island and West Virginia.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 ((800) 709-2811 for Series O) to request a free copy.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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Distributor:
MetLife Investors Distribution Company        Telephone: (800) 343-8496
5 Park Plaza, Suite 1900, Irvine, CA 92614    Telephone: (800) 709-2811 (Series O Only)
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